UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2007

Auriga Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26013	84-1334687
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2029 Century Park E, Suite 1130, Los Angeles, California	90067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 461-3600

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On May 23, 2007, Auriga Laboratories, Inc., a Delaware corporation (the “Company”) entered into a Loan and Security Agreement (“Loan Agreement”) with Comerica Bank (“Comerica”). The Loan Agreement provides for a working capital line of credit of up to $2.0 million, based on 65% of eligible accounts receivable, secured by a first lien on substantially all of the assets of the Company, including intellectual property. The line of credit is repayable interest only monthly, with the principal due at the maturity date of May 31, 2008. The line of credit accrues interest at Comerica’s Prime Rate plus 1.00%. The Company paid a $10,000 origination fee in connection with the closing of the credit facility. The Loan Agreement includes customary negative covenants and financial covenants. The Loan Agreement is filed herewith as Exhibit 10.1. In addition the line of credit is documented by Intellectual Property Security Agreements, Unconditional Guarantys, and Third Party Security Agreements, which were executed by three subsidiaries of the Company (Auriga Operations, Inc., Stesso Pharmaceuticals LLC, and Auriga Pharmaceuticals LLC) and are filed herewith as Exhibits 10.2, 10.3, and 10.4, respectively (collectively, with the Loan Agreement, the “Loan Documents”). The Loan Documents are incorporated herein by this reference.

Section 2 — Financial Information

Item 2. 03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information at Item 1.01 above is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(a)     Financial Statements of Businesses Acquired.

Not applicable

(b)     Pro Forma Financial Information.

Not applicable

(c)     Shell Company Transactions.

Not Applicable

(d)     Exhibits.

Exhibit Number	Description

10.1	Loan and Security Agreement dated as of May 23, 2007 by and between Comerica Bank and the Registrant and its subsidiaries, Auriga Operations, Inc., Stesso Pharmaceuticals LLC, and Auriga Pharmaceuticals LLC.

10.2	Form of Intellectual Property Security Agreement dated as of May 23, 2007 by and between Comerica Bank and the Registrant and its subsidiaries, Auriga Operations, Inc., Stesso Pharmaceuticals LLC, and Auriga Pharmaceuticals LLC.

10.3	Form of Unconditional Guaranty dated as of May 23, 2007 by and between Comerica Bank and the Registrant and its subsidiaries, Auriga Operations, Inc., Stesso Pharmaceuticals LLC, and Auriga Pharmaceuticals LLC.

10.4	Form of Third Party Security Agreement dated as of May 23, 2007 by and between Comerica Bank and the Registrant and its subsidiaries, Auriga Operations, Inc., Stesso Pharmaceuticals LLC, and Auriga Pharmaceuticals LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Auriga Laboratories, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2007	AURIGA LABORATORIES, INC.

	By:	/s/ Charles R. Bearchell

Charles R. Bearchell
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Loan and Security Agreement dated as of May 23, 2007 by and between Comerica Bank and the Registrant and its subsidiaries, Auriga Operations, Inc., Stesso Pharmaceuticals LLC, and Auriga Pharmaceuticals LLC.

10.2	Form of Intellectual Property Security Agreement dated as of May 23, 2007 by and between Comerica Bank and the Registrant and its subsidiaries, Auriga Operations, Inc., Stesso Pharmaceuticals LLC, and Auriga Pharmaceuticals LLC.

10.3	Form of Unconditional Guaranty dated as of May 23, 2007 by and between Comerica Bank and the Registrant and its subsidiaries, Auriga Operations, Inc., Stesso Pharmaceuticals LLC, and Auriga Pharmaceuticals LLC.

10.4	Form of Third Party Security Agreement dated as of May 23, 2007 by and between Comerica Bank and the Registrant and its subsidiaries, Auriga Operations, Inc., Stesso Pharmaceuticals LLC, and Auriga Pharmaceuticals LLC.

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